October 1, 1998


                  DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
                   DREYFUS PREMIER GLOBAL ALLOCATION FUND

     Supplement to Statement of Additional Information Dated June 29, 1998


     The following information supplements and should be read in conjunction with the section of the Statement of Additional Information entitled "Determination of Net Asset Value-Valuation of Portfolio
Securities."

     The Fund currently is pricing its Malaysian currency-denominated securities based on their closing prices on the Malaysian stock exchange, with the Malaysian currency value of such securities translated into United States dollars at a thirty-percent discount to the official exchange rate.